Filed under Rule 497(e) and Rule 497(k)

Registration No. 333-08653

SEASONS SERIES TRUST

SA Multi-Managed Large Cap Growth Portfolio

(the “Portfolio”)

Supplement dated February 3, 2026, to the Portfolio’s

Summary Prospectus and Prospectus, each dated July 29, 2025, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectus, as applicable:

The section of the Summary Prospectus entitled “Investment Adviser— Portfolio Managers—MSIM” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Fund Since
MSIM
Dennis P. Lynch Managing Director	2019
Sam G. Chainani, CFA Managing Director	2019
Jason C. Yeung, CFA Managing Director	2019
Armistead B. Nash Managing Director	2019
Alexander T. Norton Executive Director	2019

The section of the Prospectus, related to the Morgan Stanley Investment Management Inc., in the section entitled “Management— Information about the Subadvisers is deleted in its entirety and replaced with the following:

Morgan Stanley Investment Management Inc. (“MSIM”) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the United States and abroad. MSIM is located at 1585 Broadway, New York, NY 10036. As of March 31, 2025, MSIM together with its affiliated asset management companies had approximately $1.646 trillion in assets under management.

The Growth Component of the SA Multi-Managed Large Cap Growth Portfolio is managed by Counterpoint Global. Counterpoint Global is led by Dennis P. Lynch, Head of Counterpoint Global at MSIM, and includes Sam G. Chainani, CFA, Jason C. Yeung, CFA, Armistead B. Nash and Alexander T. Norton. Mr. Lynch, Managing Director, has been with MSIM since 1998 and has 31 years of investment experience. Mr. Chainani, Managing Director, has been with MSIM since 1996 and has 29 years of investment experience. Mr. Yeung, Managing Director, has been with MSIM since 2002 and has 28 years of investment experience. Mr. Nash, Managing Director, has been with MSIM since 2002 and has 25 years of investment experience. Mr. Norton, Executive Director, has been with MSIM since 2000 and has 30 years of investment experience.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-812546-LCG1 (2/26)